UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2023

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2165 Spring Street
Long Beach, CA
(Address of principal executive offices)

90806
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On September 12, 2023, The Beauty Health Company (the “Company”) issued a press release announcing, among other things, that its Board of Directors (the “Board”) authorized a share repurchase program, the details of which are set forth in Item 8.01 to this Current Report on Form 8-K. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 8.01. Other Events.

On September 12, 2023, the Board approved a share repurchase program authorizing the Company to repurchase up to $100 million of the Company’s Class A Common Stock. Management plans to execute share repurchases via a Rule 10b5-1 trading plan to be implemented in the third quarter of 2023. Subject to applicable rules and regulations, the extent to which the Company repurchases shares, and the timing of such repurchases, will depend upon a variety of factors as determined by the Company’s management. Purchases may be affected through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions, or a combination of the foregoing. The Company expects to fund its share repurchases with existing cash on hand and is not obligated under the program to acquire any particular amount of stock. In addition, the Company can suspend or terminate the share repurchase program at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release (Corrected), dated September 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2023	The Beauty Health Company

	By:	/s/ Andrew Stanleick
	Name:	Andrew Stanleick
	Title:	Chief Executive Officer